Exhibit VII
                                                                     -----------


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of Andlinger Capital XXVI LLC, Gerhard R. Andlinger, Stephen A. Magida, Merrick G. Andlinger, Robert M. Castello, Mark f. Callaghan and David R. Smith (the "Reporting Persons") hereby makes, constitutes and appoints each of STEPHEN A. MAGIDA, PAUL GLUCK, a partner in Dechert Price & Rhoads, and DECHERT PRICE & RHOADS, acting through any other authorized partner, as its agent and attorney-in-fact for the purpose of executing in its name all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic or governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement relating to Andlinger Capital XXVI LLC's or such Reporting Person's acquisition, ownership, management or disposition of securities of or other investments in Rheometric Scientific, Inc., and any other documents relating or ancillary thereto, including but not limited to, all documents relating to Andlinger Capital XXVI LLC's or such Reporting Person's filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended (the "Act") and the rules and regulations promulgated thereunder, including without limitation all documents relating to the beneficial ownership of securities required to be filed with the SEC pursuant to Section 13(d) or Section 16(a) of the Act, including without limitation any acquisition statements on Schedule 13D, or Schedule 13G, and any amendments thereto, any joint filing agreements pursuant to Rule 13d-1(k), and any initial statements of, or statements of changes in, beneficial ownership of securities on Form 3, Form 4 or Form 5. All past acts of the attorneys-in-fact in furtherance of the foregoing are hereby ratified and confirmed. This power of attorney shall be valid with respect to each Reporting Person from the date hereof until revoked by such Reporting Person. This instrument may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         IN  WITNESS  WHEREOF,   each  of  the  undersigned  has  executed  this
instrument as of March 28, 2000.


                                                 ANDLINGER CAPITAL XXVI LLC

                                                 By: /s/ Stephen A. Magida
                                                     -----------------------
                                                 Name:  Stephen A. Magida
                                                 Title: Manager


                                                 GERHARD R. ANDLINGER

                                                 /s/ Gerhard R. Andlinger
                                                 ---------------------------


                                                 STEPHEN A. MAGIDA

                                                 /s/ Stephen A. Magida
                                                 ---------------------------


                                                 MERRICK G. ANDLINGER

                                                 /s/ Merrick G. Andlinger
                                                 ----------------------------


                                                 ROBERT M. CASTELLO

                                                 /s/ Robert M. Castello
                                                 ----------------------------


                                                 MARK F. CALLAGHAN

                                                 /s/ Mark F. Callaghan
                                                 ----------------------------


                                                 David R. Smith

                                                 /s/ David R. Smith
                                                 ----------------------------